Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of March 17, 2011 (this “Amendment”), among THE BABCOCK & WILCOX COMPANY, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent under the Credit Agreement referred to below (the “Administrative Agent”), and the Lenders executing this Amendment on the signature pages hereto.

The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower. The Borrower, the Administrative Agent and the Lenders party hereto wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 of this Amendment, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. Definitions.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical location:

““Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement dated as of March 17, 2011, among the Borrower, the Administrative Agent and the Lenders party thereto.”

““Consortium” means any joint venture, consortium or other similar arrangement that is not a separate legal entity entered into by the Borrower or any of its Subsidiaries and one or more third parties, provided that no Loan Party shall, whether pursuant to the Constituent Documents of such joint venture or otherwise, be under any Contractual Obligation to make Investments or incur Guaranty Obligations after the Closing Date, or, if later, at the time of, or at any time after, the initial formation of such joint venture, consortium or similar arrangement that would be in violation of any provision of this Agreement.”

““mPower” means Generation mPower LLC, a Delaware limited liability company that is a Subsidiary of the Borrower, and any other Subsidiary or Joint Venture of the Borrower formed to develop, market or deploy facilities using the mPower™ small modular reactor technology.”

““Rabbi Trust” means a “rabbi trust” or other similar arrangement established by the Borrower or any of its Subsidiaries to hold assets in connection with an employee benefit plan or arrangement.”

(b) Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions to read in their entirety as follows:

““Investment” means, as to any Person, (a) any purchase or similar acquisition by such Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or substantially all of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting what is known to the Borrower to be the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person. For the avoidance of doubt, the term “Investment” shall not include reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees.”

““Joint Venture” means any Person (a) in which the Borrower, directly or indirectly, owns any Stock and Stock Equivalents of such Person and (b) that is not a Subsidiary of the Borrower, provided that (i) the Administrative Agent, on behalf of the Secured Parties, has a valid, perfected, first priority security interest in the Stock and Stock Equivalents in such joint venture owned directly by any Loan Party (other than a BWXT Entity) except where (x) the Constituent Documents of such joint venture prohibit such a security interest to be granted to the Administrative Agent or (y) such joint venture has incurred Non-Recourse Indebtedness the terms of which either (A) require security interests in such Stock and Stock Equivalents to be granted to secure such Non-Recourse Indebtedness or (B) prohibit such a security interest to be granted to the Administrative Agent, and (ii) no Loan Party shall, whether pursuant to the Constituent Documents of such joint venture or otherwise, be under any Contractual Obligation to make Investments or incur Guaranty Obligations after the Closing Date, or, if later, at the time of, or at any time after, the initial formation of such joint venture, that would be in violation of any provision of this Agreement.”

““Performance Guarantee” of any Person means (a) any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of such Person to support only trade payables or nonfinancial performance obligations of such Person, (b) any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of such Person to support any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of a Subsidiary, a Joint Venture or a Consortium of such Person to support only trade payables or non-financial performance obligations of such Subsidiary, Joint Venture or Consortium, and (c) any parent company guarantee or other direct or indirect liability, contingent or otherwise, of such Person with respect to trade payables or non-financial performance obligations of a Subsidiary, a Joint Venture or a Consortium of such Person, if the purpose of such Person in incurring such liability is to provide assurance to the obligee that such contractual obligation will be performed, or that any agreement relating thereto will be complied with.”

““Permitted L/C Party” means (a) the Borrower, (b) any Subsidiary of the Borrower, (c) any Joint Venture and (d) any Consortium.”

2.02. Letters of Credit. Section 2.03 of the Credit Agreement is hereby amended:

(a) to replace clause (i)(v) of Section 2.03(a) in its entirety to read as follows:

“(v) the aggregate amount of L/C Obligations with respect to Letters of Credit issued for the account of one or more Affiliates of the Borrower that will not be Joint Ventures, Consortiums or Subsidiaries of the Borrower after the Spinoff does not exceed $22,000,000 at any time outstanding,”

(b) to replace the second proviso of Section 2.03(a) in its entirety to read as follows:

“provided further that after the date that is three months after the Closing Date, no Letters of Credit shall be issued for the account of any Affiliate of the Borrower that is not at such time a Joint Venture, a Consortium or a Subsidiary of the Borrower.”

(c) to replace the heading in Section 2.03(k) in its entirety to read as follows:

“Letters of Credit Issued for Subsidiaries, Affiliates, Joint Ventures and Consortiums.”

2.03. Insurance. Section 6.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

“6.07 Insurance. As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Borrower shall furnish the Administrative Agent with a report on the standard “Acord” form outlining all material insurance coverage maintained as of the date of such report by the Borrower and its Subsidiaries and the duration of such coverage.”

2.04. Indebtedness. Section 7.01 of the Credit Agreement is hereby amended (a) to remove the word “and” at the end of clause (k) thereof, (b) to renumber clause (l) thereof as clause (n) and (c) to insert new clauses (l) and (m) to read in their entirety as follows:

“(l) Indebtedness in respect of matured or drawn Performance Guarantees in the nature of letters of credit, bankers acceptances, bank guarantees or other similar obligations, but only so long as such Indebtedness is reimbursed or extinguished within 5 Business Days of being matured or drawn;”

“(m) Indebtedness in respect of matured or drawn Performance Guarantees in the nature of surety bonds, performance bonds and other similar obligations, in each case that would appear as indebtedness on a consolidated balance sheet of the Borrower prepared in accordance with GAAP, in an aggregate amount not to exceed $200,000,000 at any time outstanding; and”

2.05. Investments. Section 7.03 of the Credit Agreement is hereby amended (a) to remove the word “and” at the end of clause (i) thereof, (b) to renumber clause (j) thereof as clause (l) and (c) to insert new clauses (j) and (k) to read in their entirety as follows:

“(j) Investments in mPower in an aggregate amount not to exceed $250,000,000 at any time outstanding;”

“(k) (i) Investments in Rabbi Trusts existing on the effective date of Amendment No. 1 in an aggregate amount not to exceed $10,000,000 (plus income and capital growth with respect thereto) and (ii) additional Investments in Rabbi Trusts in an aggregate amount not to exceed $5,000,000 (plus income and capital growth with respect thereto); and”.

2.06. Asset Sales.

(a) Section 7.04(d) of the Credit Agreement is hereby to read in its entirety as follows:

“(d) as long as no Default exists or would result therefrom, the sale or disposition of assets (including the issuance or sale of Stock or Stock Equivalents) of any Subsidiary that is not a Wholly-Owned Subsidiary that, both at the time of such sale and as of the Closing Date (or if later, the time of formation or acquisition of such Subsidiary), do not constitute, in the aggregate, all or substantially all of the assets (or the Stock or Stock Equivalents) of such Subsidiary.”

(b) Section 7.04(k) of the Credit Agreement is hereby to read in its entirety as follows:

“(k) Asset Sales permitted by Section 7.13, Investments permitted by Section 7.03 and Restricted Payments permitted by Section 7.05.”

2.07. Fundamental Changes. Section 7.06(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(d) enter into any Joint Venture that is not engaged in an Eligible Line of Business or”.

2.08. Post-Termination Benefits. Section 7.17 of the Credit Agreement is hereby amended by inserting the words “in connection with a Permitted Acquisition or” immediately after the word “Except” in the first line thereof.

2.09. Ownership of Subsidiaries. Schedule 5.03 of the Credit Agreement is hereby amended to read in its entirety as set forth on Annex A attached hereto.

Section 3. Consent Regarding Intercompany Transfer of Thermax JV Stock. The Borrower, directly or indirectly through one or more of its Subsidiaries, has made Investments in a joint venture between Thermax Limited, an entity organized under the laws of India, and BWPGG or any of its Subsidiaries, for the design manufacture and supply of equipment, including supercritical boilers, to the Indian energy and power sector (such joint venture, the “Thermax JV”, the Stock in the Thermax JV owned directly or indirectly by the Borrower, the “Thermax JV Stock”, and such Investments in the Thermax JV, the “Thermax JV Investments”). The Thermax JV Investments are permitted by Section 7.03(i) of the Credit Agreement. The Thermax JV Stock is currently owned by a Guarantor, and the Borrower intends to transfer the Thermax JV Stock to a Subsidiary of the Borrower that is not a Guarantor, which transfer may involve several intermediate transfers to other Subsidiaries of the Borrower. Notwithstanding anything to the contrary in the Credit Agreement (and in addition to the baskets set forth in Sections 7.03, 7.04 and 7.05 thereof), the Lenders party hereto hereby consent to the transfer, conveyance, distribution or other disposition of the Thermax JV Stock among the Borrower and its Subsidiaries, including, without limitation, any Investment of such Thermax JV Stock in one or more Subsidiaries of the Borrower so long as (a) immediately after giving effect to all such transfers, conveyances, distributions or other dispositions or Investments of the Thermax JV Stock, the aggregate amount of Thermax JV Investments at such time (and without limiting later Thermax JV Investments permitted to be made by Section 7.03(i) of the Credit Agreement) does not exceed $20,000,000, and (b) the Thermax JV Stock is not transferred to any Person that is not the Borrower or a Subsidiary of the Borrower in connection with such transfers, conveyances, distributions or other dispositions or Investments. For the avoidance of doubt, the foregoing consent shall not alter the aggregate amount of Investments in the Thermax JV that may otherwise be outstanding at any time pursuant to Section 7.03(i) of the Credit Agreement, and the parties acknowledge that the outstanding amount of the Thermax JV Investments at the time of the various transfers of the Thermax JV stock permitted by this Section 3 shall continue to utilize the amount of permitted Thermax JV Investments permitted pursuant to Section 7.03(i) of the Credit Agreement during and after any such transfer of the Thermax JV Stock. Notwithstanding anything to the contrary in this Section 3, the foregoing consent shall automatically cease to be effective when the amount of Thermax JV Investments exceeds $20,000,000, if such transfers, conveyances, distributions or other dispositions of the Thermax JV Stock have not been completed at such time.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties of the Borrower set forth in the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference therein to “this Agreement” or “the Credit Agreement” (or words of similar import) included reference to this Amendment and (b) no Default has occurred and is continuing.

Section 5. Conditions Precedent. The amendments set forth in Section 2 of this Amendment shall become effective, as of the date hereof, on the date on which the Administrative Agent shall have received (a) one or more counterparts of this Amendment, executed and delivered by the Borrower and the Required Lenders and (b) one or more counterparts of the Guarantor Acknowledgment attached hereto, executed and delivered by each Guarantor.

Section 6. Reaffirmations. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower and each Guarantor (a) ratifies and confirms all provisions of the Credit Agreement as amended by this Amendment, (b) ratifies and confirms that all obligations of the Borrower and each Guarantor under the Credit Agreement as amended by this Amendment and the other Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and (c) all Collateral encumbered by the Loan Documents continues to secure the payment and performance of all Obligations under each of the Loan Documents to which it is a party.

Section 7. Counterparts, Etc. This Amendment and the Guarantor Acknowledgment attached hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and the Guarantor Acknowledgment attached hereto by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart thereof.

Section 8. Governing Law, Etc. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Amendment and the Credit Agreement or the transactions contemplated hereby or thereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 9. Fees and Expenses. Without limiting the terms of the Credit Agreement, the Borrower shall pay all reasonable fees and out-of-pocket expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

Section 10. Integration. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 11. Loan Document. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment constitutes a Loan Document.

Section 12. Authority, Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

Section 13. Effect of Agreement. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER

THE BABCOCK & WILCOX COMPANY

By:	/s/ Jenny L. Apker
Name: Jenny L. Apker
Title: Vice President and Treasurer

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name: Bridgett J. Manduk
Title: Assistant Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mathew Griesbach
Name: Mathew Griesbach
Title: Director

BNP PARIBAS, as a Lender

By:	/s/ Jamie Dillion
Name: Jamie Dillion
Title: Managing Director

By:	/s/ Mary-Ann Wong
Name: Mary-Ann Wong
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Patrick S. Thornton
	Name:	Patrick S. Thornton
	Title:	Senior Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Glenn F. Edwards
	Name:	Glenn F. Edwards
	Title:	Managing Director

COMPASS BANK, as a Lender

By:	/s/ Payton K. Swope
	Name:	Payton K. Swope
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

REGIONS BANK, as a Lender

By:
Name:
Title:

UNION BANK, N.A., as a Lender

By:	/s/ Peter C. Thompson
	Name:	Peter C. Thompson
	Title:	Vice President

BRANCH BANKING AND TRUST CO., as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica L. Fabrizi
	Name:	Jessica L. Fabrizi
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary Ramsey
	Name:	Mary Ramsey
	Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Clayton Vanderpool
	Name:	Clayton Vanderpool
	Title:	Vice President

WHITNEY NATIONAL BANK, as a Lender

By:	/s/ Douglas M. Webster
	Name:	Douglas M. Webster
	Title:	Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

ALLIED IRISH BANKS, p.l.c., as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned, as Guarantors, hereby acknowledges this Amendment No. 1 to Credit Agreement and makes the confirmations, agreements, representations and warranties set forth in Sections 6, 11, 12 and 13 thereof.

GUARANTORS

BABCOCK & WILCOX INVESTMENT COMPANY

By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, INC.
APPLIED SYNERGISTICS, INC.
BABCOCK & WILCOX CHINA HOLDINGS, INC.
BABCOCK & WILCOX CONSTRUCTION CO., INC.
BABCOCK & WILCOX DENMARK HOLDINGS, INC.
BABCOCK & WILCOX EBENSBURG POWER, INC.
BABCOCK & WILCOX EQUITY INVESTMENTS, INC.
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
BABCOCK & WILCOX MODULAR NUCLEAR ENERGY LLC
BABCOCK & WILCOX NUCLEAR ENERGY, INC.
BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.
BABCOCK & WILCOX POWER GENERATION GROUP, INC.

By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Treasurer

[Guarantor Acknowledgment of Amendment No. 1 to Credit Agreement]

BABCOCK & WILCOX TECHNOLOGY, INC.
BABCOCK & WILCOX TECHNICAL SERVICES CLINCH RIVER, LLC
BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.
BWX TECHNOLOGIES, INC.
BWXT FEDERAL SERVICES, INC.
BWXT WASHINGTON, INC.
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, INC.
DPS BERKELEY, LLC
DPS CADILLAC, LLC
DPS FLORIDA, LLC
DPS GREGORY, LLC
DPS LOWELL COGEN, LLC
DPS MECKLENBURG, LLC
DPS MICHIGAN, LLC
DPS MOJAVE, LLC
DPS SABINE, LLC
INTECH, INC.
IVEY-COOPER SERVICES, L.L.C.
MARINE MECHANICAL CORPORATION
NFS HOLDINGS, INC.
NOG-ERWIN HOLDINGS, INC.
NUCLEAR FUEL SERVICES, INC.
O&M HOLDING COMPANY
PALM BEACH RESOURCE RECOVERY CORPORATION
POWER SYSTEMS OPERATIONS, INC.
REVLOC RECLAMATION SERVICE, INC.
SOFCO - EFS HOLDINGS LLC

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Treasurer

[Guarantor Acknowledgment of Amendment No. 1 to Credit Agreement]

NATIONAL ECOLOGY COMPANY

By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Authorized Representative

BWXT HANFORD COMPANY
BWXT OF IDAHO, INC.
BWXT OF OHIO, INC.
BABCOCK & WILCOX TECHNICAL SERVICES SAVANNAH RIVER COMPANY

By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Assistant Treasurer

[Guarantor Acknowledgment of Amendment No. 1 to Credit Agreement]

ANNEX A

Schedule 5.03

Ownership of Subsidiaries

Part A: Wholly-Owned Domestic Subsidiaries (excluding the BWXT Entities):

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
Americon Equipment Services, Inc.	Delaware	1,000	1,000	100%

Americon, Inc.	Delaware	1,000	100	100%

Applied Synergistics, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox China Holdings, Inc	Delaware	1,000	1,000	100%

Babcock & Wilcox Construction Co., Inc.	Delaware	1,000	100	100%

Babcock & Wilcox Denmark Holdings, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Ebensburg Power, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Equity Investments, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox India Holdings, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox International Sales and Service Corporation	Delaware	1,000	1,000	100%

Babcock & Wilcox International, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Investment Company	Delaware	1,000	1,000	100%

Babcock & Wilcox Modular Nuclear Energy LLC[1]	Delaware	N/A	N/A	100%

Babcock & Wilcox Modular Reactors, LLC[2]	Delaware	N/A	N/A	100%

Babcock & Wilcox Nuclear Energy, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Power Generation Group, Inc.	Delaware	101,000	101,000	100%

Babcock & Wilcox Technology, Inc.	Delaware	1000	1000	100%

Delta Power Services, LLC	Delaware	N/A	N/A	100%

Diamond Operating Co., Inc.	Delaware	1,000	1,000	100%

Diamond Power Australia Holdings, Inc.	Delaware	1,000	1,000	100%

Diamond Power China Holdings, Inc.	Delaware	1,000	1,000	100%

Diamond Power Equity Investments, Inc.	Delaware	1,000	1,000	100%

Diamond Power International, Inc.	Delaware	1,000	1,000	100%

[1]	Entity is being merged out of existence.
[2]	Newly formed entity – joinder documents are in process to make this entity a Guarantor and Collateral grantor.

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
DPS Berkeley, LLC	Delaware	N/A	N/A	100%
DPS Berlin, LLC[3]	Delaware	N/A	N/A	100%
DPS Cadillac, LLC	Delaware	N/A	N/A	100%
DPS Florida, LLC	Delaware	N/A	N/A	100%
DPS Gregory, LLC	Delaware	N/A	N/A	100%
DPS Lowell Cogen, LLC	Delaware	N/A	N/A	100%
DPS Mecklenburg, LLC	Delaware	N/A	N/A	100%
DPS Michigan, LLC	Delaware	N/A	N/A	100%
DPS Mojave, LLC	Delaware	N/A	N/A	100%
DPS Piedmont, LLC[4]	Delaware	N/A	N/A	100%
DPS Sabine, LLC	Delaware	N/A	N/A	100%
Intech, Inc.	Tennessee	50,000 Series A 50,000 Series B	2,500 Series A 0 Series B	100%
Ivey-Cooper Services, L.L.C.	Tennessee	N/A	N/A	100%
National Ecology Company	Delaware	1,000	1,000	100%
North County Recycling, Inc. [5]	California	1,000	300	100%
O&M Holding Company	Delaware	1,000	1,000	100%
Palm Beach Resource Recovery Corporation	Florida	60	60	100%
Power Systems Operations, Inc.	Delaware	1,000	1,000	100%
Revloc Reclamation Service, Inc.	Delaware	1,000	1,000	100%
SOFCo – EFS Holdings LLC	Delaware	N/A	N/A	100%

[3]	Immaterial Subsidiary.
[4]	Immaterial Subsidiary.
[5]	Immaterial Subsidiary that is inactive and is being dissolved.

Schedule 5.03-2

Part B: Wholly-Owned Domestic Subsidiaries that are BWXT Entities:

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
Babcock & Wilcox Nuclear Operations Group, Inc.*	Delaware	1,000	1,000	100%
Babcock & Wilcox Technical Services Clinch River, LLC*	Delaware	N/A	N/A	100%
Babcock & Wilcox Technical Services Group, Inc.*	Delaware	1,000	1,000	100%
Babcock & Wilcox Technical Services Savannah River Company*	Delaware	1,000	1,000	100%
BWX Technologies, Inc.*	Delaware	1,000	1,000	100%
BWXT Federal Services, Inc. *	Delaware	1,000	1,000	100%
BWXT Hanford Company*	Delaware	1,000	1,000	100%
BWXT of Idaho, Inc. *	Delaware	800 Series A 200 Series B	800 Series A 200 Series B	100%
BWXT of Ohio, Inc. *	Delaware	1,000	1,000	100%
BWXT Washington, Inc. *	Delaware	1,000	1,000	100%
Marine Mechanical Corporation*	Delaware	1,500,000 Class A 500,000 Class B 1,500 Preferred	549,858.59 Class A 0 Class B 0 Preferred	100%
NFS Holdings, Inc. *	Delaware	100,000	100,000	100%
NOG-Erwin Holdings, Inc. *	Delaware	1,000	1,000	100%
Nuclear Fuel Services, Inc. *	Delaware	5,000	1,683	100%

*	Certain existing Requirements of Law and/or material contracts of the BWXT Entities restrict the transfer or hypothecation of any Stock in the BWXT Entities.

Schedule 5.03-3

Part C: Wholly-Owned Foreign Subsidiaries:

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
B&W de Panama, Inc.	Panama	100,000	100,000	100%
Babcock & Wilcox Canada Ltd.	Ontario	1,000,000	500,000	100%
Babcock & Wilcox de Monterrey, S.A. de C.V.	Mexico	Common – Unlimited Variable – 11,349,464	Common – 50,000 Variable – 11,349,464	100%
Babcock & Wilcox India Private Limited	India	1,000,000	675,020	100%
Babcock & Wilcox International Investments Co., Inc.	Panama	100,000	100,000	100%
Babcock & Wilcox Nuclear Services (U.K.) Limited	United Kingdom	100	2	100%
Babcock & Wilcox Technical Services (U.K.) Limited*	United Kingdom	100	2	100%
Babcock & Wilcox Volund A/S	Denmark	100,000	100,000	100%
BCE Parts Ltd.	Ontario	Unlimited	1	100%
Burlington Niche Services Ltd.	Ontario	Unlimited	100,000	100%
Creole Insurance Company, Ltd.	Bermuda	2,000	2,000	100%
Diamond Power Central & Eastern Europe s.r.o.	Czech Republic	200,000	200,000	100%
Diamond Power do Brasil Limitada	Brazil	500,000	300,000	100%
Diamond Power Finland OY	Finland	600	600	100%
Diamond Power Machine (Hubei) Co., Inc.	China	N/A	N/A	100%
Diamond Power Specialty (Proprietary) Limited	Republic of South Africa	1,000	1	100%
Diamond Power Specialty Limited	United Kingdom	500,000	500,000	100%
Diamond Power Sweden AB	Sweden	5,000	5,000	100%
Gotaverken Miljo AB	Sweden	5,000	5,000	100%
Intech International Inc.	Ontario	Unlimited	1,000	100%
P. T. Babcock & Wilcox Asia	Indonesia	1,200	800	100%
Servicios de Fabricacion de Valle Soleado, S.A. de C.V.	Mexico	Unlimited	50,000	100%
Servicios Profesionales de Valle Soleado, S.A. de C.V.	Mexico	Unlimited	50,000	100%
TubeSolve ltd.	Ontario	Unlimited	100,000	100%

*	Certain existing Requirements of Law and/or material contracts of the BWXT Entities restrict the transfer or hypothecation of any Stock in the BWXT Entities.

Schedule 5.03-4

Part D: Subsidiaries that are Joint Ventures:

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
Babcock & Wilcox Conversion Services LLC	Delaware	N/A	N/A	51%
Babcock & Wilcox Shaw Remediation, LLC	Delaware	N/A	N/A	75%
Diamond Power Germany GmbH**	Germany	125,700	125,700	94.9% (119,400 shares)
Diamond Power Services S.E.A. Ltd.	Thailand	784	784	79.7% (625 shares)
Ebensburg Power Company ***	Pennsylvania	N/A (Partnership)	N/A	50.005%
Generation mPower LLC****	Delaware	N/A	N/A	90% as of the effective date of Amendment No. 1

**	The Constituent Documents of Diamond Power Germany GmbH restrict the transfer or hypothecation of any Stock in such Person.
***	The Amended & Restated Agreement of Ebensburg Power Company dated as of June 30, 1992 restricts the transfer or hypothecation of any Stock in the partnership. Ebensburg Power Company is a general partnership owned 50.5% by Ebensburg Investors Limited (an unaffiliated third party), and 49.5% by B&W Ebensburg Power, Inc. (a wholly-owned subsidiary of the Borrower). The Borrower indirectly owns a 1% interest in Ebensburg Investors Limited.
****	Under the Constituent Documents of Generation mPower, LLC (“mPower”), Bechtel is obligated to purchase an additional equity interest in mPower as mPower receives Full Notice to Proceed (FNTPs) on contracts from customers, which purchases will reduce the Borrower’s indirect ownership interest in mPower. The incremental investment for each FNTP is on a per module basis.

Schedule 5.03-5